UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

SURGALIGN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38832	83-2540607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 303-4651

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On October 23, 2020, Surgalign Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) in connection with the closing, on October 23, 2020, of the previously announced transaction, pursuant to which Holo Surgical Inc. (“Holo Surgical”) became a direct wholly owned subsidiary of the Company (the “Transaction”).

This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K. The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Holo Surgical would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the Transaction. Except as described in this Form 8-K/A, all other information in the Current Report on Form 8-K filed on October 23, 2020 remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The audited consolidated balance sheets of Holo Surgical as of December 31, 2019 and December 31, 2018, and the audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2019 and 2018, and related notes are included as Exhibit 99.1 to this Form 8-K/A.

The unaudited condensed consolidated balance sheets of Holo Surgical as of September 30, 2020 and 2019 and the unaudited condensed consolidated statement of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2020 and 2019, and related notes are included as Exhibit 99.2 to this Form 8-K/A.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2020 and unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2020, and the year ended December 31, 2019, are included as Exhibit 99.3 to this Form 8-K/A.

(d)    Exhibits

Exhibit No.	Description

23.1*	Consent of Baker Tilly US LLP, independent auditors for Holo Surgical Inc. and Subsidiaries

99.1*	Audited consolidated balance sheets of Holo Surgical Inc. and Subsidiaries, as of December 31, 2019 and December 31, 2018, and audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2019 and 2018, and related notes.

99.2*	Unaudited condensed consolidated balance sheets of Holo Surgical Inc. and Subsidiaries, as of September 30, 2020 and 2019 and unaudited condensed consolidated statement of operations, stockholders’ equity and cash flows for the nine months ended September 30, 2020 and 2019, and related notes.

99.3*	Unaudited pro forma condensed combined balance sheet of Surgalign Holdings, Inc. as of September 30, 2020 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020, and the year ended December 31, 2019, and related notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: December 30, 2020	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Operating Office